UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2013

EnergySolutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33830	51-0653027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

423 West 300 South Suite 200 Salt Lake City, Utah	84101
(Address of Principal Executive Offices)	(Zip Code)

(801) 649-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 8.01  Other Events.

As previously announced, on January 7, 2013, EnergySolutions, Inc. (“EnergySolutions”, the “Company”, “we”, “us”, or “our”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among EnergySolutions, Rockwell Holdco, Inc., a Delaware corporation (“Parent”), and Rockwell Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) relating to the acquisition of EnergySolutions by Parent (the “Merger”). Parent and Merger Sub are affiliates of Energy Capital Partners, a private equity firm focused on investing in North America’s energy infrastructure.

Conclusion of “Go Shop” Period

Under the Merger Agreement, the Company was permitted to solicit alternative acquisition proposals from third parties during the 30-day period ending at 11:59 p.m. New York City time on February 6, 2013 (the “‘go shop’ period”).  During the “go shop” period, 2 parties contacted representatives of the Company’s financial advisor, Goldman, Sachs & Co. (“Goldman Sachs”) and, at the direction of the Company’s board of directors, Goldman Sachs contacted 22 parties.  Of the 24 parties who were contacted by or who contacted representatives of Goldman Sachs during the “go shop” period, 15 were strategic buyers and 9 were private equity groups.  During the “go shop” period, one party entered into a non-disclosure agreement in connection with its evaluation of a possible strategic transaction with us.  Each party contacted, including the party that entered into a non-disclosure agreement with us, notified the Company that it would not be interested in pursuing a strategic transaction with the Company.

Starting at 12:00 a.m. New York City time on February 7, 2013, the Company became subject to customary “no shop” provisions that limit its ability to solicit alternative acquisition proposals from third parties or to provide confidential information to third parties, subject to a “fiduciary out” provision that allows the Company to provide information and participate in discussions with respect to certain unsolicited written proposals and to terminate the Merger Agreement and enter into an acquisition agreement with respect to a superior proposal in compliance with the terms of the Merger Agreement.  Under the terms of the Merger Agreement, the Company would have been permitted to continue to engage in solicitation activities and negotiations for 10 days with respect to a bona fide acquisition proposal submitted by a person prior to the conclusion of the “go shop” period that our board of directors determined in good faith to constitute, or to be reasonably likely to lead to, a superior proposal. However, no such proposals were submitted during the “go shop” period.

A copy of the press release issued by the Company on February 7, 2013 announcing the conclusion of the “go shop” period is attached hereto as Exhibit 99.1.

Update on Required Regulatory Approvals

The obligation of Parent and Merger Sub to consummate the Merger is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement, including obtaining certain regulatory approvals both in the United States and the United Kingdom.

Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the rules promulgated thereunder by the Federal Trade Commission (the “FTC”), the merger cannot be completed until each of the Company and Parent files a notification and report form with the FTC and the Antitrust Division of the Department of Justice, under the HSR Act and the applicable waiting period has expired or been terminated. Each of the Company and Parent filed such a notification and report form on January 22, 2013 and each requested early termination of the waiting period. The request for early termination of the waiting period was granted and became effective on February 1, 2013.

Under the Merger Agreement and under the Atomic Energy Act, as amended (the “AEA”), the Merger cannot be completed until the Nuclear Regulatory Commission (the “NRC”), and any State from whom the Company or its subsidiaries holds a radiological license or permit issued pursuant thereto, which States we have entered into an agreement with the NRC pursuant to Section 274 of the AEA (the “Agreement States”), in each case give their prior written consent to the indirect transfer of control of our NRC and State radiological licenses and  permits.  All required applications were filed in January 2013 requesting such consent to the indirect transfer of control of the Company’s NRC and State radiological licenses and permits from the NRC and the States of Connecticut, Ohio, South Carolina, Tennessee and Utah.  On February 6, 2013, the State of Tennessee issued its consent regarding several licenses held by the Company.  However, further consents are still required from the NRC and each of the Agreement States, including from Tennessee.

Under the Merger Agreement, the Merger also cannot be completed until the United Kingdom Nuclear Decommissioning Authority (the “NDA”) gives its prior written consent to the indirect change of control of EnergySolutions EU Limited, an indirect, wholly owned subsidiary of the Company.  The Company submitted the formal consent application to the NDA on January 21, 2013. The NDA, in a letter dated January 24, 2013, gave its consent to the change in control of EnergySolutions EU Limited pursuant to the Merger Agreement.

If the parties make a filing with the Committee on Foreign Investment in the United States (“CFIUS”) pursuant to the Defense Protection Act of 1950 (“Exon-Florio”), under the Merger Agreement, the Merger cannot be completed until CFIUS has notified Parent in writing that it has determined not to investigate the transactions contemplated by the Merger Agreement or, if it has undertaken such an investigation, that it has determined not to take any action or the President of the United States has determined not to take any action. The parties have determined not to make a filing with CFIUS pursuant to Exon-Florio, based on their belief that no such filing is appropriate with respect to the transactions contemplated by the Merger Agreement.

Notice to Investors

In connection with the proposed acquisition of the Company by affiliates of Energy Capital Partners II, LP (“Energy Capital Partners”), pursuant to the Merger Agreement, EnergySolutions intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement. Investors and security holders of EnergySolutions are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about EnergySolutions, the proposed merger and the parties to the proposed transaction. Investors and security holders may obtain these documents (and any other documents filed by EnergySolutions with the SEC) free of charge at the SEC’s website at http://www.sec.gov. In addition, the documents filed with the SEC by EnergySolutions may be obtained free of charge by directing such request to: EnergySolutions Investor Relations at 1-801-649-2000 or from the investor relations website portion of EnergySolutions’ website at http://www.ir.energysolutions.com. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

EnergySolutions, Energy Capital Partners and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from EnergySolutions’ stockholders in respect of the proposed acquisition. Information regarding EnergySolutions’ directors and executive officers is contained in EnergySolutions’ Annual Report on Form 10-K for the year ended December 31, 2011, its proxy statement for its 2012 Annual Meeting of Stockholders, dated May 23, 2012, and subsequent filings which EnergySolutions has made with the SEC. Stockholders may obtain additional information about the directors and executive officers of EnergySolutions and their respective interests with respect to the proposed acquisition by security holdings or otherwise, which may be different than those of EnergySolutions’ stockholders generally, by reading the definitive proxy statement and other relevant documents regarding the proposed acquisition, when filed with the SEC. Each of these documents is, or will be, available as described above.

Statement on Cautionary Factors

This communication, and all statements made regarding the subject matter of this communication, contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on the current expectations and beliefs of EnergySolutions and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Any statements that are not statements of historical fact (such as statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should be considered forward-looking statements. Among others, the following risks, uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the Merger may not be consummated in a timely manner, if at all; (ii) the risk that the Merger Agreement may be terminated in circumstances that require EnergySolutions to pay Energy Capital Partners Management II, LP or its designee a termination fee of up to $13,600,000, including the inability to complete the Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger; (iii) risks related to the diversion of management’s attention from EnergySolutions’ ongoing business operations; (iv) risks regarding the failure of Energy Capital Partners to obtain the necessary financing to complete the Merger; (v) the effect of the announcement of the acquisition on EnergySolutions’ business relationships (including, without limitation, partners and customers), operating results and business generally as well as the potential difficulties in employee retention as a result of the Merger; (vi) risks related to obtaining the requisite consents to the acquisition, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; (vii) risks related to the outcome of any legal proceedings that have been, or will be, instituted against EnergySolutions related to the Merger Agreement; and (viii) risks related to the effects of local and national economic, credit and capital market conditions on the economy in general. Additional risk factors that may affect future results are contained in EnergySolutions’ filings with the SEC, which are available at the SEC’s website http://www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by EnergySolutions. EnergySolutions expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change of expectations with regard thereto or to reflect any change in events, conditions or circumstances.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release, dated February 7, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENERGYSOLUTIONS, INC.

	By:	/s/ RUSS WORKMAN
	Name:	Russ Workman
	Title:	General Counsel
Date: February 7, 2013